EXHIBIT 99.1




                           Stock Option Agreement

The Compensation Committee of the Board of Directors of Con-way Inc. (the "Company") has awarded you, as Optionee, an option (the "Option") to purchase that number of shares of the Company's Common Stock (the "Stock") as set forth on the "Summary of Grant/Award" on the online award acceptance page of the Company's designated broker.

 Award       February 7, 2011
 effective
 date:
 Vesting:    One-third on January 1, 2012; an additional one-third on
             January 1, 2013; and an additional one-third on January 1, 2014
 Fully       January 1, 2014
 vested:
 Expiration  February 7, 2021
 date:

The Option is granted pursuant to the Con-way Inc. 2006 Equity and Incentive Plan (the "Plan"), this Stock Option Agreement (the "Agreement"), the Terms and Conditions below, and the country-specific provisions for non-U.S. employees set forth in Appendix A (if applicable). This document and any related documents that may be issued in the future constitute part of a Prospectus under the U.S. Securities Act of 1933, as amended, covering the securities issuable to Optionee upon exercise of the Option. (Capitalized terms used herein without definition shall have the meanings given to such terms in the Plan.)

                            Terms and Conditions

1. The Company grants to Optionee the Option, on the terms and conditions of the Agreement, these Terms and Conditions, including Appendix A, and the Plan, shares of Stock ($0.625 par value) of the Company. The purchase price of the Stock subject to the Option shall be as set forth in the "Summary of Grant/Award" on the online award acceptance page of the Company's designated broker, but shall not be less than the Fair Market Value of a share of Stock on the grant date (Award effective date) of the Option.

2. In  consideration  of  the  Option,  Optionee  agrees  to remain an active employee of the Company or of a Subsidiary or Affiliate (a "Regular Employee") at all times during the period beginning with the date on which the Option was granted and ending on the date the Option becomes fully vested and exercisable or at the time of Normal Retirement, whichever occurs first, and, except to the extent that the Option becomes exercisable and continues to be exercisable pursuant to Paragraphs 3 and 4 below, if Optionee ceases to be a Regular Employee within said period the Option shall become null and void.

As used herein:

Retirement means termination of employment after reaching age 55 with at least 10 years of service. The Company, Subsidiary or Affiliate may, in its sole discretion, revise any such plan at any time or from time to time.

Normal Retirement  means  Retirement  on  or  after age 65 (Normal Retirement
Date) or after attaining age 55 with combined age in whole or partial years (rounded to the nearest whole month) plus years of service equal to at least 85 (the Rule of 85).


3. Except as otherwise provided in Paragraph 4, the period for exercising the Option (the "Option Period") shall be the period, which will commence when the Option becomes vested and exercisable (as specified below) and will end on the tenth anniversary of the date on which the Option was granted (referred to herein as the "Terminal Date" of the Option).

One third of the Option will become vested and exercisable on January 1, 2012; an additional one-third shall become vested and exercisable on January 1, 2013; and an additional one-third shall become vested and exercisable on January 1, 2014. If the Option consists of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs"), the ISOs and NQSOs will become vested and exercisable on a pro rata basis on such anniversaries.

4. In the following circumstances, the Option Period specified in Paragraph 3 shall not apply, and the Option shall be exercisable as set forth below:

(a)If Optionee ceases to be a Regular Employee during the Option Period (other than (i) for Cause (as defined below), (ii) on account of Retirement, (iii) as provided in subparagraph (e) in connection with a Change in Control, (iv) as provided in subparagraph (f) in connection with an involuntary termination applicable to Optionee or (v) as a result of Optionee's death or Disability), the Option shall thereafter be vested and exercisable only to the extent exercisable at the time Optionee ceases to be a Regular Employee and only prior to the end of the three-month period commencing with such cessation or prior to the Terminal Date of the Option, whichever shall first occur (except as otherwise provided in subparagraph (g) in the case of subsequent death); provided, however, that the three-month exercise period shall be tolled during any period(s) that Optionee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the Option, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the Option to be exercisable beyond the Terminal Date of the Option.

If Optionee is absent from work with the Company, a Subsidiary or an Affiliate because of his or her Disability or if he or she is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of any such absence, by virtue of such absence alone, to have ceased to be a Regular Employee, except as the Committee may otherwise expressly provide, and in the case of ISOs, is a bona fide leave. For purposes of ISOs, no such leave may exceed three months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

As used herein:

Disability means a substantial mental or physical disability, as determined by the Committee in its sole discretion. The Committee may rely, in making its determination, upon the advice of one or more medical practitioners selected by the Committee and upon such evidence as may be presented by the Optionee. The Committee may take into account such factors as whether or not the disability qualifies for long-term disability benefits under a Company plan, and for U.S. Optionees, whether the disability qualifies for U.S. Social Security disability benefits. The Committee may refuse to determine Disability if the Optionee fails to provide such evidence as is required by the Committee or fails to submit to examination by a medical practitioner selected by the Committee.

(b)If the employment of Optionee is terminated for Cause, the Option (including any portion of the Option that may have become vested and exercisable) shall terminate on the date of such termination of employment, the Option shall thereupon not be exercisable to any extent whatsoever, and Paragraphs 4(c), (d), (e), (f), (g), (h) and (i) of these Terms and Conditions shall not apply. As used herein, "Cause" means (i) the failure or refusal by Optionee to perform, or neglect in the performance of, his or her duties, functions or responsibilities, (ii) Optionee's commission of acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude, or (iii) such other acts or omissions of Optionee, as the Committee, in the exercise of its sole discretion, considers to constitute Cause. For purposes of these Terms and Conditions, an Optionee's employment may also be treated as having terminated for Cause if after termination of employment Cause is discovered to have existed before termination of employment.

(c)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Optionee ceases to be a Regular Employee on account of Normal Retirement, the Option shall become fully vested and exercisable as of the date of Normal Retirement and shall continue to be exercisable until one year after the Optionee ceases to be a Regular Employee, but not beyond the Terminal Date of the Option.

(d)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if the Optionee ceases to be a Regular Employee on account of Retirement and subparagraph (c) does not apply, the Option, to the extent unvested and unexercisable at Retirement, shall be forfeited and, to the extent exercisable at Retirement, shall continue to be vested and exercisable until one year after Retirement, or the Terminal Date of the Option, whichever shall first occur.

(e)(i) Upon a Change in Control (other than a Change in Control that constitutes a "Disposition of a Business Unit (as defined in the CIC Severance Agreement (as defined below)), the Option shall be converted, assumed or replaced with an equivalent option or right ("Assumed") by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation"). If there is a Change in Control (other than a Change in Control that constitutes a Disposition of a Business Unit) and the Option is not Assumed, then, immediately prior to the Change in Control, such Option shall become fully vested and exercisable. Upon, or in anticipation of, a Change in Control, the Committee may cause the Option to terminate at a specific time in the future, including, but not limited to, the date of such Change in Control, and, in such case, shall notify Optionee that the Option shall be fully vested and exercisable during a specified period of time after the date of the notice as the Committee, in its sole and absolute discretion, shall determine. For purposes of this Paragraph 4(e), the Option shall be considered Assumed if, following the Change in Control, (1) the option or right confers the right to purchase or receive, upon payment by Optionee of the Grant price at the time of exercise (or if payment by Optionee is not required, a reduction of the consideration contemplated in the following by an amount equal to the Grant price), for each share of Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in connection with the Change in Control by holders of Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration selected by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration received in connection with the Change in Control is not solely common stock of the Successor Corporation, the Committee may, with the consent of the Successor
   Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Stock subject thereto, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Stock in connection with the Change in Control; or (2) the right confers the right to receive a payment in cash, or stock or other property having a fair market value, equal to the difference between (A) the consideration received in connection with the Change in Control by holders of Stock for each share held on the effective date of the transaction and (B) the per share Grant price of the Option.

     (ii)If, on the Award effective date, Optionee is party to a Severance Agreement (Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect on the Award effective date and without regard to whether the Severance Agreement (Change in Control) is in effect on the date of a Change in Control or the date Optionee's employment terminates, the "CIC Severance Agreement"), then, if the Option is Assumed and Optionee's employment terminates and such termination of employment constitutes or would constitute a "Severance" (as defined in the CIC Severance Agreement), the Option shall become fully vested and exercisable on the date of Optionee's termination of employment and shall continue to be exercisable as provided in subparagraph (iv) below.

     (iii)Notwithstanding subparagraph (ii) of this Paragraph 4(e), if the Change in Control constitutes a "Disposition of a Business Unit" (as defined in the CIC Severance Agreement) and, as of immediately prior to the Change in Control, Optionee is a Regular Employee of the Business Unit that is the subject of the Change in Control:

        (A)If, immediately following the Change in Control, Optionee continues to be employed by the Business Unit (or is employed by the successor company that acquires the Business Unit) and, as a result of the Change in Control, ceases to be a Regular Employee, then the Option shall become fully vested and exercisable on the date of the Change in Control, and the Option (to the extent exercisable) shall continue to be exercisable as provided in subparagraph (iv) below;

        (B)If, in connection with the Change in Control, Optionee ceases to be a Regular Employee, and is not employed by the Business Unit (or the successor company that acquires the Business Unit), then the Option shall become fully vested and exercisable on the date of the Change in Control, and the Option (to the extent exercisable) shall continue to be exercisable as provided in subparagraph (iv) below;

        (C)If, in connection with the Change in Control, Optionee ceases to be an employee of the Business Unit but continues to be employed as a Regular Employee (regardless of whether employed in the same capacity as was employed prior to the Change in Control), then the provisions of subparagraph (ii) of this Paragraph 4(e) shall apply to the Option (it being understood that a Change in Control will be deemed to have occurred for purposes of subparagraph (ii)).

     (iv)The Option, to the extent exercisable under this Paragraph 4(e)(ii) and (iii), shall continue to be exercisable until three months after Optionee's termination of employment (or one year if Optionee ceases to be a Regular Employee on account of Retirement), but in no event beyond the Terminal Date of the Option; provided, however, that the three-month exercise period shall be tolled during any period(s) that Optionee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the Option, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the Option to be exercisable beyond the Terminal Date of the Option.

     (v)Any   other   provision   of   this   Agreement   to   the   contrary
        notwithstanding, in the event it is determined by the Company that any vesting of the Option contemplated by this Paragraph 4(e) would be subject to the Excise Tax (as defined in the CIC Severance Agreement) or would result in the loss of a deduction to the Company or any Affiliate under Section 280G of the Code, the vesting of the Option may be adjusted as provided in Section 4 of the CIC Severance Agreement.

(f)(i)If, on the Award effective date, Optionee is (A) a party to a Severance Agreement (Non-Change in Control) with the Company or a Subsidiary or Affiliate (on the terms, conditions and other provisions, including definitions, as are in effect as of the Award effective date and without regard to whether the Severance Agreement (Non-Change in Control) is in effect on the date Optionee's employment is terminated, the "Non-CIC Severance Agreement") or (B) eligible to receive severance benefits under the Non-Change in Control Severance Policy (on the terms, conditions and other provisions, including definitions, as are in effect on the Award effective date and without regard to whether the Non-Change in Control Severance Policy is in effect on the date Optionee's employment is terminated, the "Non-CIC Severance Policy"), then, if Optionee's employment terminates while Optionee is a Regular Employee and such termination of employment constitutes or would constitute, as applicable,
   (x) a "Severance" (as defined in the Non-CIC Severance Agreement) or (y) an "Involuntary Termination" (as defined in the Non-CIC Severance Policy), the Option shall become vested and exercisable on the date of Optionee's termination of employment, but only to the extent provided in the Non-CIC Severance Agreement or Non-CIC Severance Policy, as applicable, and shall continue to be exercisable until three months after Optionee's termination of employment (or one year after Optionee's termination of employment, if Optionee ceases to be a Regular Employee on account of Retirement), but in no event beyond the Terminal Date of the Option; provided, however, that the three-month exercise period shall be tolled during any period(s) that Optionee is subject to a "black-out period" or similar restrictions on trading imposed by the Company or any Subsidiary or Affiliate and applicable to the Option, and in such circumstances the three-month exercise period shall be extended by the total number of days for which such blackout-out period or similar restrictions on trading apply, provided that in no event shall any such extension cause the Option to be exercisable beyond the Terminal Date of the Option.

     (ii)Optionee hereby acknowledges and understands that under no event or circumstance shall Optionee be entitled to vesting acceleration under this subparagraph (f) to the extent such vesting acceleration exceeds any vesting acceleration that has occurred or will occur under the Non-CIC Severance Agreement or Non-CIC Severance Policy, as
        applicable. Optionee shall not be eligible for the vesting acceleration or other benefit provided under subsection (e) or (f) unless Optionee (or, in the event of the death of Optionee, the executor, personal representative or administrator of Optionee's estate) first executes a written release in the Company's then current form and such release becomes effective prior to the time that Optionee (or Optionee's estate, as applicable) is to become entitled to all or any part of the vesting acceleration.

(g)Except  as  otherwise  provided  in  Paragraph  4(b) of  these  Terms  and
   Conditions, if Optionee ceases to be a Regular Employee as a result of Optionee's Disability, the Option shall become fully vested and exercisable and shall continue to be exercisable until one year after Optionee ceases to be a Regular Employee, provided, however, that for any Option that is intended to qualify as an ISO, the Option shall be exercisable for the specified one-year period only if "Disability" is a total and permanent disability within the meaning of Section 22(e)(3) of the Code, but not beyond the Terminal Date of the Option. If Optionee is a party to the Non-CIC Severance Agreement and is also eligible to receive severance benefits under the Non-CIC Severance Policy, Optionee shall be entitled to receive vesting acceleration only under the arrangement (but not both arrangements) that would result in a greater amount of vesting acceleration.

(h)Except as otherwise provided in Paragraph 4(b) of these Terms and Conditions, if Optionee dies --

     (i)while the Optionee is a Regular Employee, the Option shall become fully vested and exercisable and shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option,

     (ii)after the Optionee ceases to be a Regular Employee (other than by reason of Retirement or death) and during such time as the Option continues to be exercisable pursuant to Paragraph 4(a), 4(d) or 4(g) of these Terms and Conditions, the Option shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option, or

     (iii)after the Optionee ceases to be a Regular Employee on account of Retirement and during such time as the Option continues to be exercisable pursuant to Paragraph 4(c) of these Terms and Conditions, the Option shall become fully exercisable and shall continue to be exercisable until one year after Optionee dies, but not beyond the Terminal Date of the Option.

     In each case, the Option may be exercised by Optionee's executor or administrator or by the person or persons to whom Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution.

1. Optionee may exercise the Option, to the extent vested and exercisable and with respect to all or part of the shares of Stock then subject to such exercise, by giving the Company written notice of such exercise, specifying the number of shares as to which the Option is so exercised and tendering either (i) cash or a certified check, bank draft or postal or express money order payable to the order of the Company for an amount in lawful money of the United States equal to the Grant price of such shares, or (ii) for U.S. Optionees only, properly endorsed or transferable shares of Stock with a value equal to the Grant price of such shares, or (iii) a combination of (i) and (ii) above having an aggregate value equal to the Grant price of such shares. In addition, if administratively feasible, Optionee may effect a "cashless" exercise of the Option by borrowing the Grant price from any lender other than the Company or its Affiliates, immediately selling part or all of the Option shares and using the proceeds to repay the loan. For a cashless exercise, Optionee shall be responsible for all brokerage commissions, transaction fees and other charges of the executing broker. No partial exercise of the Option may be for less than 100 shares unless fewer than 100 shares are outstanding under the Option, in which case the Option may be exercised as to the total of such shares. In no event shall the Company be required to issue fractional shares.

As soon as practicable after receipt of such notice, the Company shall, without transfer or issue tax and (except for withholding tax arrangements contemplated by paragraph 6 hereof) without other incidental expense to Optionee, deliver to Optionee (or to the buyer in the case of a cashless exercise contemplated by the preceding paragraph) at the office of the Company, 2855 Campus Drive, Suite 300, San Mateo, California 94403, or such other place as may be mutually acceptable to the Company and Optionee (or such buyer), a certificate or certificates, or the equivalent thereof in electronic form, for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable requirements under the U.S. Federal securities acts, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to pay for or accept delivery of all or any part of the number of shares specified in the notice of exercise, his or her right to purchase such undelivered shares may be terminated by the Company at its election.

2. Regardless of any action the Company or Optionee's employer (the "Employer") takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Optionee's participation in the Plan and legally applicable to Optionee ("Tax-Related Items"), Optionee acknowledges that the ultimate liability for all Tax-Related Items is and remains Optionee's responsibility and may exceed the amount actually withheld by the Company or the Employer. Optionee further acknowledges that the Company and/or the Employer
   (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Stock purchased pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee's liability for Tax-Related Items or achieve any particular tax result. Further, if Optionee has become subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

   Prior to any relevant taxable or tax withholding event, as applicable, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following:

     (a) withholding from Optionee's wages or other cash compensation paid to Optionee by the Company and/or the Employer; or

     (b) withholding from proceeds of the sale of shares of Stock acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Optionee's behalf pursuant to this authorization); or

     (c) withholding in shares of Stock to be issued upon vesting/settlement of the Option.

   To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in shares of Stock, for tax purposes, Optionee is deemed to have been issued the full number of shares of Stock subject to the exercised Option, notwithstanding that a number of the shares of Stock are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Optionee's participation in the Plan.

   Finally, Optionee shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Optionee's participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Stock, if Optionee fails to comply with Optionee's obligations in connection with the Tax-Related Items.

1. The Option shall, during Optionee's lifetime, be exercisable only by him or her, and neither the Option nor any right hereunder shall be transferable by Optionee by operation of law or otherwise, other than by will or the laws of descent and distribution or, for Optionees in the U.S., pursuant to a qualified domestic relations order ("QDRO"); provided, however, the Committee may, in its discretion, (i) pursuant to rules adopted by the Committee, permit transfer(s) of all or part of the Option in connection with Optionee's estate planning, and (ii) permit transfers upon divorce or marital dissolution other than pursuant to a QDRO (except that, if the Option is an ISO, any transfer must be consistent with that status). In the event of an attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the Option by notice to Optionee and the Option shall thereupon become null and void.

2. Neither Optionee nor any person entitled to exercise Optionee's Option in the event of his or her death shall have any of the rights of a shareholder with respect to the shares of stock subject to the Option except to the extent that shares of stock are issued upon such person's proper exercise of the Option.

3. In accepting the grant, Optionee acknowledges, understands and agrees that:

     (a)  the  Plan  is  established   voluntarily  by  the  Company,  it  is
          discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

     (b) the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

     (c) all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;

     (d)  Optionee is voluntarily participating in the Plan;

     (e) the Option and the shares of Stock subject to the Option are not intended to replace any pension rights;

     (f) the Option grant and Optionee's participation in the Plan will not be interpreted to form an employment contract with the Company or any Subsidiary or Affiliate of the Company;

     (g) If Optionee exercises the Option and obtains shares of Stock, the value of those shares purchased upon exercise may increase of decrease in value, even below the Grant price;

     (h) If the underlying shares of Stock do not increase in value, the Option will have no value;

     (i) the future value of the underlying shares of Stock is unknown and cannot be predicted with certainty;

     (j) no claim or entitlement to compensation or damages shall arise from termination of the Option resulting from termination of Optionee's employment by the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws), and in consideration of the grant of the Option to which Optionee is otherwise not entitled, Optionee irrevocably agrees never to institute any claim against the Company or the Employer, waive his or her ability, if any, to bring any such claim, and release the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Optionee shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;

     (k) for Optionees who reside outside the U.S., the following additional provisions shall apply:

      (i) the Optionee and the shares of Stock subject to the Option are an extraordinary item that does not constitute regular, and which is outside the scope of Optionee's employment contract, if any;

      (ii) the Option and the shares of Stock subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company; and

      (iii) if Optionee's employment is terminated and he/she ceases to be a Regular Employee (whether or not in breach of local labor laws), Optionee's right to receive additional Options or vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee is no longer actively employed and the time during which the Option shall continue to be exercisable shall be measured by the date Optionee is no longer actively employed. In no event shall the end of active employment for purposes set forth in the preceding sentence be extended by any notice period mandated under local law (e.g., active employment would not include a period of "garden leave" or similar period pursuant to local law); the Committee shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee's Option grant.

1. For U.S. taxpayers awarded ISOs, Optionee agrees to promptly notify the Company of the sale of any shares of Stock that were initially issued upon exercise of ISOs and not held for at least two years from the date of grant and one year from the date of exercise, in order for the Company to be able to comply with applicable tax reporting laws.

2. This Section 11 applies to Optionee only if Optionee resides outside of the U.S. If Optionee resides outside the U.S., then in accepting this Option, Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee's personal data as described in the Agreement, these Terms and Conditions (including Appendix A), and any other Option grant materials by and among, as applicable, the Employer, Company and its Subsidiaries and Affiliates for the exclusive purpose of implementing, administering and managing Optionee's participation in the Plan.

   Optionee understands that Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Company, details of all Options or any other entitlement to shares of Stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee's favor, for the exclusive purpose of implementing, administering and managing the Plan ("Data").

   Optionee understands that Data will be transferred to E*Trade Financial Services, Inc. and/or Morgan Stanley or such other stock plan service provider as may be selected by Company in the future, which is assisting Company with the implementation, administration and management of the Plan. Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients' country (e.g., the United States) may have different data privacy laws and protections than Optionee's country. Optionee understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative.
   Optionee authorizes Company, E*Trade Financial Services, Inc., Morgan Stanley and any other possible recipients which may assist Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee's participation in the Plan. Optionee understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Optionee understands, however, that refusing or withdrawing his or her consent may affect Optionee's ability to participate in the Plan. For more information on the consequences of Optionee's refusal to consent or withdrawal of consent, Optionee understands that he or she may contact his or her local human resources representative.

3. Any notice required to be given by Optionee under the terms of the Option shall be addressed to the Company in care of its General Counsel at 2855 Campus Drive, Suite 300, San Mateo, California 94403, and any notice to be given to Optionee shall be addressed to him or her at his or her last known address as shown on the Company's records or such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained.

4. All decisions of the Committee upon any question arising under the Plan, the Agreement, or these Terms and Conditions (including Appendix A) shall be final and binding on all parties (except for any change occurring pursuant to the claims procedures set forth in Section 8 of the Plan).

5. Nothing herein contained shall affect Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pension, insurance or other employment welfare plan or program of the Company or the Employer.

6. Nothing in the Agreement, or these Terms and Conditions (including Appendix A), or any other agreement entered into pursuant hereto (i) shall confer upon Optionee the right to continue in the employ of the Company, any Subsidiary or any Affiliate or to be entitled to any remuneration or benefits not set forth herein or in any such other agreement or
   (ii) interfere with or limit in any way the right of the Company or any such Subsidiary or Affiliate to terminate Optionee's employment.

7. The Agreement and these Terms and Conditions shall be binding upon and inure to the benefit of any successor or successors of the Company and shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

8. The interpretation, performance, and enforcement of the Agreement and these Terms and Conditions shall be governed by the laws of the State of Delaware.

   For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant, the Agreement, or these Terms and Conditions (including Appendix A), the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of San Mateo, California, or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

9. If Optionee has received the Agreement, these Terms and Conditions (including Appendix A), or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

10.The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

11.The provisions of the Agreement and these  Terms and Conditions (including
   Appendix A) are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

12.Notwithstanding any provisions in the Agreement or these Terms and Conditions, the Option grant shall be subject to any special terms and conditions set forth in any Appendix for Optionee's country. Moreover, if Optionee relocates to one of the countries included in Appendix A, the special terms and conditions for such country will apply to Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.

13.The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Optionee's participation in the Plan, or Optionee's purchase or sale of the underlying shares of Stock. Optionee is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

14.The Company reserves the right to impose other requirements on Optionee's participation in the Plan, on the Option and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.


Optionee acknowledges that as of the grant date, the Agreement, these Terms and Conditions, and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company under the Plan and supersede all prior oral and written agreements on this subject.


By Optionee's electronic acceptance and the signature of the Company's representative below, Optionee and the Company agree that the Option is granted under and governed by the Agreement, these Terms and Conditions (including the country-specific Appendix A) and the Plan. Optionee has reviewed and fully understands all provisions of the Agreement, these Terms and Conditions (including the country-specific Appendix A), and the Plan in their entirety, and has had an opportunity to obtain the advice of counsel prior to accepting this Option.




[insert electronic signature]




                                 APPENDIX A

                   ADDITIONAL TERMS AND CONDITIONS OF THE
                 CON-WAY INC. 2006 EQUITY AND INCENTIVE PLAN
                    STOCK OPTION AGREEMENT FOR EMPLOYEES
                          OUTSIDE THE UNITED STATES


Terms and Conditions

This Appendix A includes additional terms and conditions that govern the Option granted to Optionee under the Con-way Inc. 2006 Equity Incentive Plan (the "Plan") if Optionee resides in one of the countries listed below. Capitalized terms used but not defined in this Appendix A have the meanings set forth in the Plan and/or Optionee's Stock Option Agreement (the "Agreement") and the Terms and Conditions.

Notifications

This Appendix A also includes information regarding exchange controls and certain other issues of which Optionee should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of February 2011. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Optionee not rely on the information in this Appendix A as the only source of information relating to the consequences of Optionee's participation in the Plan because the information may be out of date at the time that the Option vests, Optionee exercises his or her Option, or Optionee sells the shares of Stock purchased upon exercise of the Option under the Plan.

In addition, the information contained herein is general in nature and may not apply to Optionee's particular situation, and the Company is not in a position to assure Optionee of a particular result.

Accordingly, Optionee is advised to seek appropriate professional advice as to how the relevant laws in Optionee's country may apply to his or her situation.

Finally, if Optionee is a citizen or resident of a country other than the one in which he or she is currently working or transfers employment after the grant date, the information contained herein may not be applicable to Optionee.

CHINA

Terms and Conditions

Exercise.  This provision supplements the Section 5 of the Terms and
Conditions:

Notwithstanding anything to the contrary in the Agreement or these Terms and Conditions, due to exchange control laws in China, Optionee will be required to exercise his or her Option using the cashless sell-all exercise method pursuant to which all shares of Stock subject to the exercised Option will be sold immediately upon exercise and the proceeds of sale, less the exercise price, any Tax-Related Items and broker's fees or commissions, will be remitted to Optionee in accordance with any applicable exchange control laws and regulations. The Company reserves the right to provide additional methods of exercise depending on the development of local law. This restriction will not apply to non-PRC citizens.

Exchange Control Requirements. Optionee understands and agrees that, pursuant to local exchange control requirements, Optionee will be required to immediately repatriate the cash proceeds from the cashless exercise of the Option to China. Optionee further understands that, under local law, such repatriation of his or her cash proceeds may need to be effectuated through a special exchange control account established by the Company, Subsidiary, Affiliate or the Employer, and Optionee hereby consents and agrees that any proceeds from the sale of shares of Stock may be transferred to such special account prior to being delivered to Optionee. The Company is under no obligation to secure any exchange conversion rate, and the Company may face delays in converting the proceeds to local currency due to exchange control restrictions in China. Optionee agrees to bear any currency fluctuation risk between the time the shares of Stock are sold and the time the sale proceeds are distributed through any such special exchange account. Optionee further agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China. These requirements will not apply to non-PRC citizens.

HONG KONG

Terms and Conditions

Securities Law Information. To facilitate compliance with securities laws in Hong Kong, Optionee agrees not to sell the shares of Stock issued upon exercise of the Option within six months of the Grant Date.

WARNING: The Option and shares of Stock acquired upon exercise do not constitute a public offering of securities under Hong Kong law and are available only to employees of the Company, or a Subsidiary or Affiliate. The Agreement, the Terms and Conditions, including this Appendix A, the Plan and other incidental communication materials have not been prepared in accordance with and are not intended to constitute a "prospectus" for a public offering of securities under the applicable securities legislation in Hong Kong. Nor have the documents been reviewed by any regulatory authority in Hong Kong. The Option is intended only for the personal use of each eligible employee of the Employer, the Company or any Affiliate and may not be distributed to any other person. Optionee is cautioned to review the offer carefully as it may not include the same information as an offer made by a Hong Kong issuer. If Optionee is in any doubt about any of the contents of the Agreement, the Terms and Conditions, including this Appendix A, or the Plan, Optionee should obtain independent professional advice.

Notifications

Nature of Scheme. The Company specifically intends that the Plan will not be an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance.

SINGAPORE

Notifications

Securities Law Information. The Option is being granted to Optionee pursuant to the "Qualifying Person" exemption under section 273(1)(f) of the Singapore Securities and Futures Act (Chapter 289, 2006 Ed.) ("SFA"). The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. Optionee should note that such Option grant is subject to section 257 of the SFA and Optionee will not be able to make any subsequent sale in Singapore, or any offer of such subsequent sale of the shares of Stock underlying the Option unless such sale or offer in Singapore is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA (Chapter 289, 2006 Ed.).

Director Notification Obligation. If Optionee is a director, associate director or shadow director of the Company or a Singapore Affiliate of the Company, Optionee is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singaporean Affiliate in writing when Optionee receives an interest (e.g., Option, shares of Stock) in the Company or any related companies. Please contact the Company to obtain a copy of the notification form. In addition, Optionee must notify the Company or Singapore Affiliate when Optionee sells shares of Stock of the Company or any related company (including when Optionee sell shares of Stock acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Optionee's interests in the Company or any related company within two days of becoming a director.